BASIS OF PREPARATION - LEASES (Details) - IFRS 16 $ in Thousands	Dec. 31, 2018 USD ($)
Disclosure of quantitative information about right-of-use assets [line items]
Recognition exemption for short term leases	$ (6,930)
Termination and renewal options reasonably certain to be exercised, net	(1,888)
Other	(460)
Impact of discounting using the incremental borrowing rate at December 31, 2018	$ (16,129)